UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 12, 2021

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
As previously reported in a Current Report on Form 8-K filed on November 12, 2021 (the “Initial Filing”), on November 12, 2021, Eastern Bankshares, Inc. (the “Company”) completed its previously announced merger (the "Merger") with Century Bancorp, Inc. (“Century”) for $641.9 million in cash pursuant to a definitive merger agreement (the “Merger Agreement”), dated as of April 7, 2021 between the Company and Century. Upon completion of the Merger, Century Bank and Trust Company, a Massachusetts-chartered stock bank and wholly owned subsidiary of Century merged with and into Eastern Bank, a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, (i) each holder of Century Class A common stock has a right to receive a cash payment of $115.28 per share of Century Class A common stock and (ii) each holder of Century Class B common stock has a right to receive a cash payment of $115.28 per share of Century Class B common stock.

This Amendment No. 1 amends the Initial Filing to include the historical financial statements of Century, and the pro forma financial information required by Item 9.01 of Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(a)Financial Statements of Business Acquired.
The audited consolidated financial statements of Century as of December 31, 2020 and 2019, and for each of the fiscal years ended December 31, 2020, 2019 and 2018 are filed as Exhibit 99.2 hereto and incorporated herein by reference.
The unaudited interim financial statements of Century as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 are filed as Exhibit 99.3 hereto and incorporated herein by reference.
(b)Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2021, giving effect to the Merger as if it had occurred on September 30, 2021, and the unaudited pro forma condensed combined statements of income of the Company for the nine months ended September 30, 2021 and for the fiscal year ended December 31, 2020, in each case giving effect to the Merger as if it had occurred on January 1, 2021 and January 1, 2020, respectively, are filed as Exhibit 99.4 hereto and incorporated herein by reference.
(d)Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger by and among Eastern Bankshares, Inc., Clarion Acquisition Corp., Century Bancorp, Inc. and Century Bank and Trust Company, dated as of April 7, 2021 (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 8, 2021 and incorporated herein by reference)

23.1	Consent of KPMG LLP, independent registered public accounting firm (with respect to Century Bancorp, Inc.).

99.1	Press release dated November 12, 2021

99.2	Audited consolidated financial statements of Century Bancorp, Inc. as of December 31, 2020 and 2019, and for each of the fiscal years ended December 31, 2020, 2019 and 2018.

99.3	Unaudited interim financial statements of Century Bancorp, Inc. as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020.

99.4
Unaudited pro forma condensed combined balance sheet of the Eastern Bankshares, Inc. as of September 30, 2021 and unaudited pro forma condensed combined statements of income of Eastern Bankshares, Inc. for the nine months ended September 30, 2021 and for the fiscal year ended December 31, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: January 26, 2022	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer